EXHIBIT 10(d)
                                      SERVICE PACKAGE NO. 19388
                                                AMENDMENT NO. 0

                  GAS TRANSPORTATION AGREEMENT
               (For Use Under FT-A Rate Schedule )

THIS AGREEMENT is made and entered into as of the 1st day of November, 1997, by and between TENNESSEE GAS PIPELINE COMPANY, a
Delaware Corporation, hereinafter referred to as "Transporter" and NORTH SHORE GAS COMPANY, an Illinois Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall be collectively referred to as "Parties."

                            ARTICLE I

                           DEFINITIONS

1.1  TRANSPORTATION QUANTITY (TQ) - shall mean the maximum  daily quantity  of  gas which Transporter agrees  to  receive  and transport on a firm basis, subject to Article II herein, for the  account  of Shipper hereunder on each day  during  each
     year   during  the  term  hereof,  which  shall   be   9,809
     dekatherms.   Any  limitations  of  the  quantities  to   be
     received from each Point of Receipt and/or delivered to each
     Point  of  Delivery  shall be as specified  on  Exhibit  "A"
     attached hereto.

1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas
     Tariff.

                           ARTICLE II

                         TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily, on a firm basis, the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to Point(s) of Delivery an Equivalent
Quantity of gas.

                           ARTICLE III

                POINT(S) OF RECEIPT AND DELIVERY

The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

                           ARTICLE IV

All facilities are in place to render the service provided for in this Agreement.


                                      SERVICE PACKAGE NO. 19388
                                                AMENDMENT NO. 0

                  GAS TRANSPORTATION AGREEMENT
               (For Use Under FT-A Rate Schedule )


                            ARTICLE V

      QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENTS

For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.

                           ARTICLE VI

            RATES AND CHARGES FOR GAS TRANSPORTATION

6.1  TRANSPORTATION  RATES  - Commencing on  the  effective  date hereof,  the  rates, charges and surcharges to  be  paid  by
     Shipper   to  Transporter  for  the  transportation  service
     provided  herein  shall be in accordance with  Transporter's
     Rate  Schedule FT-A and the General Terms and Conditions  of
     Transporter's FERC Gas Tariff.

6.2  INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter
     for   any  filing  or  similar  fees  which  have  not  been
     previously  paid  by  Shipper, which Transporter  incurs  in rendering service hereunder.

6.3  CHANGES   IN  RATES  AND  CHARGES  -  Shipper  agrees   that
     Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective  changes in  (a) the rates and charges applicable to service pursuant
     to   Transporter's  Rate  Schedule  FT-A,   (b)   the   rate
     schedule(s) pursuant to which service hereunder is rendered, and  (c)any  provisions of the General Terms and  Conditions applicable to those rate schedules.  Transporter agrees that
     Shipper  may protest or contest the aforementioned  filings, or  may  seek authorization from duly constituted regulatory authorities  for  such adjustment of Transporter's  existing
     FERC  Gas  Tariff  as  may  be  found  necessary  to  assure
     Transporter just and reasonable rates.

                           ARTICLE VII

                      BILLINGS AND PAYMENTS

Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas
Tariff.


                                      SERVICE PACKAGE NO. 19388
                                                AMENDMENT NO. 0

                  GAS TRANSPORTATION AGREEMENT
               (For Use Under FT-A Rate Schedule )


                          ARTICLE VIII

                  GENERAL TERMS AND CONDITIONS

This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and
Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

                           ARTICLE IX

                           REGULATION

9.1  This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules, and regulations and is
     contingent  upon  the  receipt  and  continuation   of   all
     necessary regulatory approvals or authorizations upon  terms acceptable to Transporter.  This Agreement shall be void and of  no force and effect if any necessary regulatory approval is  not so obtained or continued.  All Parties hereto  shall cooperate  to obtain or continue all necessary approvals  or authorizations, but no Party shall be liable  to  any  other
     Party  for  failure to obtain or continue such approvals  or authorizations.

9.2  The   transportation  service  described  herein  shall   be
     provided  subject  to  Subpart G,  Part  284,  of  the  FERC
     Regulations.

                            ARTICLE X

              RESPONSIBILITY DURING TRANSPORTATION

Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

                           ARTICLE XI

                           WARRANTIES

11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas
     Tariff, Shipper warrants the following:

  (a) Shipper   warrants   that  all  upstream   and   downstream
      transportation arrangements are in place,  or  will  be  in place  and of the requested effective date of service,  and
      that   it   has   advised  the  upstream   and   downstream
      transporters of the receipt and delivery points under  this
      Agreement  and any quantity limitations for each  point  as specified on Exhibit "A" attached hereto.



                                      SERVICE PACKAGE NO. 19388
                                                AMENDMENT NO. 0


                  GAS TRANSPORTATION AGREEMENT
               (For Use Under FT-A Rate Schedule )


      Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

  (b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising form or out of breach of any warranty by Shipper herein.

11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

                           ARTICLE XII

                              TERM

12.1 This Agreement shall become effective as of the 1st day of November, 1997, and shall remain in full force and effect until the 31st day of March, 1998, ("Primary Term") and will terminate on that date.

12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's Tariff, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance not later than twelve months after the termination of this Agreement.

12.3 This  Agreement  will terminate automatically  upon  written notice  from Transporter in the event Shipper fails  to  pay all  of  the  amount  of any bill for  service  rendered  by
     Transporter   hereunder  in  accord  with  the   terms   and
     conditions of Article VI of the General Terms and Conditions of Transporter's FERC Gas Tariff.



                                      SERVICE PACKAGE NO. 19388
                                                AMENDMENT NO. 0

                  GAS TRANSPORTATION AGREEMENT
               (For Use Under FT-A Rate Schedule )

                          ARTICLE XIII

                             NOTICES

Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

TRANSPORTER:   TENNESSEE GAS PIPELINE COMPANY
               P.O. Box 2511
               Houston, Texas 77252-2511
               Attention: Director, Transportation Control

SHIPPER:

NOTICES:       NORTH SHORE GAS COMPANY
               130 East Randolph Drive
               Chicago, IL 60601
               Attention: Raulando C. Delara

BILLING:       NORTH SHORE GAS COMPANY
               130 East Randolph Drive
               Chicago, IL 60601
               Attention: Raulando C. Delara

or to such other address as either Party may designate by formal written notice to the other.

                           ARTICLE XIV

                           ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligations under this Agreement, assign any of its rights hereunder to a company with which it is affiliated.
     Otherwise, Shipper shall not assign this Agreement or any of its hereunder, except in accord with Article III of the General Terms and Conditions of Transporter's FERC Gas
     Tariff.

14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially or as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.


                                      SERVICE PACKAGE NO. 19388
                                                AMENDMENT NO. 0

                  GAS TRANSPORTATION AGREEMENT
               (For Use Under FT-A Rate Schedule )

                           ARTICLE XV

                          MISCELLANEOUS

15.1 THE INTERPRETATION AND PERFORMANCE OF THIS CONTRACT SHALL BE
     IN  ACCORDANCE WITH AND CONTROLLED BY THE LAWS OF THE  STATE
     OF  TEXAS, WITHOUT REGARD TO THE DOCTRINES GOVERNING  CHOICE
     OF LAW.

15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either
     Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

15.3 Unless  otherwise  expressly provided in this  Agreement  or
     Transporter's  Gas Tariff, no modification of or  supplement to  the terms and provisions stated in this agreement  shall be or become effective until Shipper has submitted a request for  change through the TENN-SPEED 2 System and Shipper  has
     been   notified   through  TENN-SPEED  2  of   Transporter's
     agreement to such changes.

15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written

TENNESSEE GAS PIPELINE COMPANY

By:   /s/ Matthew W. Rowland
      Agent and
     Attorney-in-Fact
      Matthew W. Rowland

Date:     June 16, 1997



NORTH SHORE GAS COMPANY


By:   /s/ T. M. Patrick

Title: Executive Vice President

Date: November 1, 1997

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

                           GAS TRANSPORTATION AGREEMENT
                       (For Use Under FT-A Rate Schedule)

                                   EXHIBIT "A"
                  AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
                             DATED November 1, 1997
                                     BETWEEN
                         TENNESSEE GAS PIPELINE COMPANY
                                       AND
                             NORTH SHORE GAS COMPANY


NORTH SHORE GAS COMPANY
EFFECTIVE DATE OF AMENDMENT:  November 1, 1997
RATE SCHEDULE:  FT-A
SERVICE PACKAGE:  19388
SERVICE PACKAGE TQ:  9,809  Dth
METER  METER NAME              INTERCONNECT PARTY NAME  COUNTY        ST   ZONE  R/D  LEG  METER-TQ  BILLABLE-TQ

012416 ALLAR CO  #1            AMERADA HESS CORP        FORREST       MS    01    R   500     9,809    9,809


                                                                          Total               9,809    9,809
                                                                          Receipt
                                                                          TQ:


020852 MGT SMS (Bi 1-2447,                                SUMNER      TN    01    D    999    9,809    9,809
       Dual 1-702



NUMBER OF RECEIPT POINTS AFFECTED:  1
NUMBER OF DELIVERY POINTS AFFECTED:  1


Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.